Exhibit 99.1

IN THE UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF KANSAS

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UNITED STATES OF AMERICA	)
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Plaintiff,	)
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v.	)	Civil Action No.
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WESTAR ENERGY, INC.	)
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Defendant.	)
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COMPLAINT

The United States of America, by the authority of the Attorney General of the United States and through the undersigned attorneys, acting at the request of the Administrator of the United States Environmental Protection Agency (“EPA”), alleges:

NATURE OF THE ACTION

1. This is a civil action brought against Westar Energy, Inc. (“Westar”) pursuant to Sections 113(b) and 167 of the Clean Air Act (“the Act”), 42 U.S.C. §§ 7413(b) and 7477, for injunctive relief and the assessment of civil penalties for violations of the Prevention of Significant Deterioration (“PSD”) provisions of the Act, 42 U.S.C. §§ 7470-7492, Title V of the Act, 42 U.S.C. § 7661-7661f, and the State Implementation Plan (“SIP”) adopted by the state of Kansas and approved by EPA pursuant to Section 110 of the Act, 42 U.S.C. § 7410.

2. On multiple occasions between 1994 and the present, Westar modified and thereafter operated three generating units at the Jeffrey Energy Center, a coal-fired electric power plant in St Marys, Pottawatomie County, Kansas, without first obtaining appropriate permits authorizing this construction and without installing and employing the best available control technology (“BACT”) to control emissions of sulfur dioxide, nitrogen oxides, and particulate matter as required by the Act, applicable federal regulations, and the Kansas SIP.

3. As a result of Westar’s operation of these unlawfully modified electric generating units without appropriate pollution controls, massive amounts of sulfur dioxide, nitrogen oxides, and particulate matter have been, and still are, being released into the atmosphere.

4. Sulfur dioxide (“SO2”), nitrogen oxides (“NOx”), and particulate matter (“PM”), when emitted into the air, can each adversely impact the environment and human health. Electric utility plants like Westar’s collectively account for roughly 70 percent of annual SO2 emissions and 20 percent of NOx emissions in the United States. SO2 interacts with other chemicals in the atmosphere to form sulfate aerosols, which can be transported long distances. In the eastern United States, sulfate aerosols make up about 25 percent of all inhalable particles and according to recent studies, high levels of sulfate aerosols in the air are associated with increased sickness and mortality from lung disorders, such as asthma and bronchitis. Lowering sulfate aerosol emissions from electric utility plants may significantly reduce the incidence and severity of asthma and bronchitis and the hospital admissions and emergency room visits resulting from these ailments.

5. Nitrogen oxides have numerous adverse effects on health and welfare. NOx reacts with other pollutants and sunlight to form ground-level ozone, which scientists have long recognized as harmful to human health and the environment. Ozone can inflame and potentially cause permanent damage to human lungs, triggering respiratory problems and decreasing lung capacity, especially among children who are active outdoors. In addition, ozone can damage vegetation. Nitrogen dioxide (“NO2 “), a type of NOx, is a dangerous pollutant that can cause people to have difficulty breathing by constricting lower respiratory passages. It can also weaken a person’s immune system, causing increased susceptibility to pulmonary and other forms of infections. While children and asthmatics are the most sensitive, individuals suffering from bronchitis, emphysema, and other chronic pulmonary diseases also have a heightened sensitivity to NO2 exposure. NOx also reacts with other pollutants and sunlight to form photochemical smog, which in turn contributes to haze and reduces visibility.

6. SO2 and NOx interact in the atmosphere with water and oxygen to form sulfuric and nitric acids, commonly known as acid rain. Acid rain, which also comes in the form of snow or sleet, “acidifies” lakes and streams, rendering them uninhabitable for aquatic life, and it contributes to tree damage at high elevations. Acid rain accelerates the decay of building materials and paints, including irreplaceable buildings, statues, and sculptures that are part of our nation’s cultural heritage. SO2 and NO x gases and their particulate matter derivatives, sulfates and nitrates, contribute to visibility degradation and adversely impact public health.

7. Particulate matter, or “PM,” is the term for solid or liquid particles found in the air. Smaller PM of a diameter of 10 micrometers or less is referred to as PM10. Power plants are a major source of PM. Breathing PM at concentrations in excess of existing ambient air standards may damage lung tissue and increase the chances of respiratory disease, cancer, and premature death. The elderly, children, and people with chronic lung disease, influenza, or asthma, are especially sensitive to the effects of PM. PM can also reduce visibility and damage man-made materials.

JURISDICTION AND VENUE

8. This Court has jurisdiction over the subject matter of this action pursuant to Sections 113(b) and 167 of the Act, 42 U.S.C. §§ 7413(b) and 7477, and pursuant to 28 U.S.C. §§ 1331, 1345, and 1355.

9. Venue is proper in this District pursuant to Section 113(b) of the Act, 42 U.S.C. § 7413(b), and 28 U.S.C. § 1391(b) and (c), because the violations that are the subject of this Complaint occurred and are occurring in this District, and the facility at issue is operated by Defendant in this District.

NOTICES

10. The United States has provided notice of the commencement of this action to the State of Kansas as required by Section 113(b) of the Act, 42 U.S.C. § 7413(b).

11. The 30-day period established in 42 U.S.C. § 7413, between issuance of the Notice of Violation and commencement of this civil action, has elapsed.

THE DEFENDANT

12. Westar Energy, Inc. (“Westar”) is an owner and operator of the Jeffrey Energy Center, a coal-fired electric power plant located in Pottawatomie County, Kansas. The Jeffrey Energy Center generates electricity using three steam generating boilers which are designated Jeffrey units one through three.

13. Westar is incorporated under the laws of the state of Kansas, and is a “person” within the meaning of Section 302(e) of the Act, 42 U.S.C. § 7602(e).

STATUTORY AND REGULATORY BACKGROUND

14. The Clean Air Act was designed to protect and enhance the quality of the nation’s air so as to promote the public health and welfare and the productive capacity of its population. Section 101(b)(1) of the Act, 42 U.S.C. § 7401(b)(1).

A. The National Ambient Air Quality Standards

15. Section 108(a) of the Act, 42 U.S.C. § 7408(a), requires the Administrator of EPA to identify and promulgate air quality criteria for each air pollutant which may endanger public health or welfare when emitted, and which results from numerous or diverse mobile or stationary sources. For each such pollutant, Section 109 of the Act, 42 U.S.C. § 7409, requires EPA to promulgate national ambient air quality standards (“NAAQS”) requisite to protect the public health and welfare. Pursuant to Sections 108 and 109, EPA has identified and promulgated NAAQS for NO2, SO2, PM (now measured in the ambient air as PM10, previously measured as total suspended particulate) and ozone. See 40 C.F.R. §§ 50.4 - 50.11.

16. Under Section 107(d) of the Act, 42 U.S.C. § 7407(d), each state is required to designate those areas within its boundaries where the air quality is better or worse than the NAAQS for each criteria pollutant, or where the air quality cannot be classified due to insufficient data. An area that meets the NAAQS for a particular pollutant is an “attainment” area. An area that does not meet the NAAQS is a “nonattainment” area. An area that cannot be classified due to insufficient data is “unclassifiable.”

17. At all times relevant to this action, Defendant’s Jeffrey Energy Center was located in an area classified as attainment or unclassifiable for one or more of the following pollutants: NOx, SO2, PM, and/or PM10.

B. The Prevention of Significant Deterioration Requirements

18. Part C of Title I of the Act, 42 U.S.C. §§ 7470-7492, sets forth requirements for the prevention of significant deterioration (“PSD”) of air quality in those areas designated as either attainment or unclassifiable for purposes of meeting the NAAQS. These requirements are designed to protect public health and welfare, to assure that economic growth will occur in a manner consistent with the preservation of existing clean air resources, and to assure that any decision to permit increased air pollution is made only after careful evaluation of all the consequences of such a decision and after public participation in the decision making process. These provisions are referred to herein as the “PSD program.”

19. Section 165(a) of the Act, 42 U.S.C. § 7475(a), among other things, prohibits the construction and operation of a “major emitting facility” in an area designated as attainment unless a permit has been issued that comports with the requirements of Section 165, including the requirement that the facility employs BACT for each pollutant subject to regulation under the Act that is emitted from the facility. Section 169(1) of the Act, 42 U.S.C. § 7479(1), designates fossil-fuel fired steam electric plants of more than two hundred and fifty million British thermal units per hour heat input that emit or have the potential to emit one hundred tons per year or more of any pollutant to be “major emitting facilities.”

20. Section 169(2)(C) of the Act, 42 U.S.C. § 7479(2)(C), defines “construction” to include “modification” (as defined in Section 111(a) of the Act). “Modification” is defined in Section 111(a) of the Act, 42 U.S.C. § 7411(a), to be “any physical change in, or change in the method of operation of, a stationary source which increases the amount of any air pollutant emitted by such source or which results in the emission of any air pollutant not previously emitted.”

21. The federal PSD regulations, 40 C.F.R. § 52.21 (1994), prohibit a “major stationary source” from beginning actual construction of a “major modification” with respect to a pollutant subject to regulation under the Act, if the source is located in an attainment area for that pollutant, unless the source first obtains a permit to construct (PSD permit) pursuant to 40 C.F.R. § 52.21 (1994).

22. A major stationary source is defined at 40 C.F.R. § 52.21(b)(1)(i)(a) (1994) to include certain listed stationary sources of air pollutants which emit or have the potential to emit 100 tons per year or more of any pollutant subject to regulation under the Act.

23. The PSD program at 40 C.F.R. § 52.21(b)(2)(i) (1994), defines “major modification” as “any physical change in or change in the method of operation of a major stationary source that would result in a significant net emission increase of any pollutant subject to regulation under the Act.” 24. The regulations at 40 C.F.R. § 52.21(b)(3)(i) (1994) define “net emissions increase” as “the amount by which the sum of the following exceeds zero: (a) Any increase in actual emissions [as defined by 40 C.F.R. § 52.21(b)(21)] from a particular physical change or change in method of operation at a stationary source; and (b) Any other increases and decreases in actual emissions [as defined by 40 C.F.R. § 52.21(b)(21)] at the source that are contemporaneous with the particular change and are otherwise creditable.” A net emissions increase is “significant” if it is equal to or exceeds the rate for that pollutant which is provided in the table at 40 C.F.R. § 52.21(b)(23)(i) (1994). The significance level for NOx and SO2 is 40 tons per year; PM is 25 tons per year; and PM10 is 15 tons per year.

C. Kansas SIP PSD Regulations

25. Section 110 of the Act, 42 U.S.C. § 7410, requires each state to adopt, and submit to EPA for approval, a SIP that provides for the attainment and maintenance of the NAAQS. Section 161 of the Act, 42 U.S.C. § 7471, requires SIPs to contain emissions limitations and other measures as may be necessary to prevent significant deterioration of air quality in attainment areas. The SIP requirements are set forth in 40 C.F.R. Part 51. The PSD requirements of SIPs are set forth in 40 C.F.R. § 51.166.

26. The state of Kansas SIP was first approved on May 31, 1972. The Kansas SIP provisions related to PSD were codified in the Kansas Administrative Regulations (K.A.R.) at K.A.R. 28-19-17 through 28-19-17q, and are now codified at K.A.R. 28-19-350. The Kansas PSD regulations were initially approved by EPA on December 11, 1984, with revisions approved on August 22, 1988, April 20, 1989, January 16, 1990, January 12, 1993, and February 26, 2003. K.A.R. 28-19-350 was initially approved by EPA on February 26, 2003, with revisions approved on May 29, 2007. The Kansas regulations generally adopted the relevant and applicable provisions of the federal PSD regulations, including the definitions set forth at 40 C.F.R. § 52.21.

D. Title V Operating Permits

27. Title V of the Act, 42 U.S.C. §§ 7661-7661f, establishes an operating permit program for certain sources, including “major sources.” The purpose of Title V is to ensure that all “applicable requirements” for compliance with the Act, including PSD requirements, are collected in one place.

28. Pursuant to Section 502(a) of the Act, 42 U.S.C. § 7661a, it is unlawful for a major source to operate without or in violation of a permit issued pursuant to Title V of the Act, 42 U.S.C. § 7661 et seq. See also 40 C.F.R. § 70.7(b) and K.A.R. 28-19-500(a).

29. The Kansas Title V operating permit program was approved by EPA on February 29, 1996. These regulations are currently codified at K.A.R. 28-19-500 through 518.

30. Pursuant to K.A.R. 28-19-511(b), the owner or operator of a major stationary source must submit a permit application that includes the citation and description of all applicable requirements and a certification of compliance with all applicable requirements. See also 40 C.F.R. § 70.5(a) and (c).

31. Under K.A.R. 28-19-511(b)(16)(B)(iii), the permit application must contain a compliance plan for emission units or stationary sources that are not in compliance with all applicable requirements at the time of permit issuance. See also 40 C.F.R. § 70.5(c).

32. Pursuant to K.A.R. 28-19-512(a), the owner or operator of a major stationary source must assure that the source operates in compliance with the terms and conditions of its permit. See also 40 C.F.R. § 70.1(b).

33. Pursuant to K.A.R. 28-19-512(a)(26), the owner or operator of a major stationary source must submit a compliance certification annually or more frequently as specified in the applicable requirement by the Kansas Department of Health and Environment (“KDHE”). See also 40 C.F.R. § 70.5(c).

ENFORCEMENT PROVISIONS

34. Sections 113(a)(1) and (3), 42 U.S.C. § 7413(a)(1) and (3), provide that the Administrator may bring a civil action in accordance with Section 113(b) of the Act, 42 U.S.C. § 7413, whenever, on the basis of information available to the Administrator, the Administrator finds that any person has violated or is in violation of any requirement or prohibition of Subchapter I of the Act.

35. Section 113(b)(2) of the Act, 42 U.S.C. § 7413(b)(2), authorizes the Administrator to initiate a judicial enforcement action for a permanent or temporary injunction, and/or for a civil penalty of up to $25,000 per day for each violation occurring on or before January 30, 1997; $27,500 per day for each violation occurring between January 31, 1997 and March 15, 2004; $32,500 per day for each violation occurring between March 16, 2004 and January 12, 2009; and $37,500 per day for each violation occurring after January 12, 2009, pursuant to the Federal Civil Penalties Inflation Adjustment Act of 1990, Pub. L. No. 101-410, § 4, 104 Stat. 890 (1990), 28 U.S.C. § 2461 note (as amended), against any person whenever such person has violated, or is in violation of, requirements of the Act other than those specified in Section 113(b)(1), 42 U.S.C. § 7413(b)(1), including violations of Section 165(a), 42 U.S.C. § 7475.

36. Section 167 of the Act, 42 U.S.C. § 7477, authorizes the Administrator to initiate an action for injunctive relief, as necessary to prevent the construction, modification or operation of a major emitting facility which does not conform to the PSD requirements.

GENERAL ALLEGATIONS

37. At all times pertinent to this civil action, the Jeffrey Energy Center was a “major emitting facility” and “major stationary source” within the meaning of the Act for NOx, SO2, PM, and PM10.

FIRST CLAIM FOR RELIEF

( PSD Violations)

38. Paragraphs 1 through 37 are realleged and incorporated herein by reference.

39. At various times, Westar commenced construction and operation of major modifications, as defined in the Act and the Kansas SIP, at the Jeffrey Energy Center. These modifications included physical changes or changes in the method of operation at each of the three Jeffrey Energy Center units, including: (1) replacing the front reheater and lower final superheater on Jeffrey unit 2 in 1994; (2) replacing the final superheater on Jeffrey unit 1 in 1995; (3) replacing the front reheater and final superheater on Jeffrey unit 3 in 1997; (4) replacing the economizer on Jeffrey unit 1 in 1999; and (5) replacing the economizer on Jeffrey unit 2 in 1999. These modifications resulted in significant net emissions increases, as defined by 40 C.F.R. § 52.21(b)(3)(i), of SO2, NOx, PM, and/or PM10.

40. Westar violated and continues to violate Section 165(a) of the Act, 42 U.S.C. § 7475(a), the PSD regulations set forth in 40 C.F.R. §52.21, and the Kansas SIP by, among other things, undertaking such modifications and continuing to operate the Jeffrey modified units without: (a) obtaining a PSD permit as required by 40 C.F.R. § 52.21(i) and the Kansas SIP; and (b) applying BACT for SO2, NOx, PM, and PM10, as required by 40 C.F.R. § 52.21(j) and the Kansas SIP.

41. Unless restrained by an order of this Court, these and similar violations of the Act will continue.

42. As provided in Section 113(b) of the Act, 42 U.S.C. § 7413(b), and Section 167 of the Act, 42 U.S.C. § 7477, the PSD violations set forth above subject Westar to injunctive relief and civil penalties of up to $25,000 per day for each violation occurring on or before January 30, 1997; $27,500 per day for each violation occurring between January 31, 1997 and March 15, 2004; $32,500 per day for each violation occurring between March 16, 2004 and January 12, 2009; and $37,500 per day for each violation occurring after January 12, 2009, pursuant to the Federal Civil Penalties Inflation Adjustment Act of 1990, Pub. L. No. 101-410, § 4, 104 Stat. 890 (1990), 28 U.S.C. § 2461 note (as amended).

SECOND CLAIM FOR RELIEF

(Title V Violations)

43. Paragraphs 1 through 42 are realleged and incorporated herein by reference.

44. As set forth above, Westar commenced one or more major modifications at the Jeffrey Energy Center, as defined under PSD regulations in the Kansas SIP. As a result, these modifications triggered the requirements to, inter alia, undergo a BACT determination, to obtain a PSD permit establishing emissions limitations that meet BACT pursuant to such a determination, and to operate in compliance with such limitations. Defendant failed to satisfy these requirements.

45. Subsequently, Westar failed to complete an application for a Title V operating permit for the Jeffrey Energy Center that identified all applicable requirements, that accurately certified compliance with such requirements, and that contained a compliance plan for all applicable requirements for which the source was not in compliance (including the requirement to meet BACT). Defendant Westar failed to obtain a proper or adequate Title V operating permit for the Jeffrey Energy Center that contained emissions limitations for SO2, NOx, PM, and/ or PM10 that meet BACT. Defendant thereafter operated the Jeffrey Energy Center without meeting such limitations and without having a valid operating permit that required compliance with such limitations or that contained a compliance plan for all applicable requirements for which the source was not in compliance. Defendant’s conduct violated sections 502(a) and 504(a) of the Act, 42 U.S.C. §§ 7661a(a) and 7661c(a), the implementing regulations at 40 C.F.R. Part 70, and the Kansas Title V operating permit program regulations (K.A.R. 28-19-500 through 518). Unless restrained by an order of this Court, these and similar violations will continue.

46. Pursuant to Section 113(b) of the Act, 42 U.S.C. § 7413(b), Westar is subject to injunctive relief and civil penalties up to $25,000 per day for each violation occurring on or before January 30, 1997; $27,500 per day for each violation occurring between January 31, 1997 and March 15, 2004; $32,500 per day for each violation occurring between March 16, 2004 and January 12, 2009; and $37,500 per day for each violation occurring after January 12, 2009, pursuant to the Federal Civil Penalties Inflation Adjustment Act of 1990, Pub. L. No. 101-410, § 4, 104 Stat. 890 (1990), 28 U.S.C. § 2461 note (as amended).

PRAYER FOR RELIEF

WHEREFORE, based upon the allegations contained in paragraphs 1 through 46 above, the United States of America requests that this Court:

1. Permanently enjoin Westar from operating the Jeffrey Energy Center, except in accordance with the Clean Air Act and any applicable regulatory requirements;

2. Order Westar to remedy its past violations by, among other things, requiring Defendant to install and operate, as appropriate, the best available control technology at the Jeffrey Energy Center for each pollutant subject to regulation under the Clean Air Act;

3. Order Westar to apply for permits that are in conformity with the requirements of the PSD and Title V programs;

4. Order Westar to conduct audits of its operations to determine if additional modifications have occurred which would require it to meet the requirements of the PSD program and report the results of these audits to the United States;

5. Order Westar to take other appropriate actions to remedy, mitigate, and offset the harm to public health and the environment caused by the violations of the Clean Air Act alleged above;

6. Assess a civil penalty against Westar of up to $25,000 per day for each violation of the Clean Air Act and applicable regulations occurring on or before January 30,1997; $27,500 per day for each violation occurring between January 31, 1997 and March 15, 2004; $32, 500 per day for each violation occurring between March 16, 2004 and January 12, 2009; and $37, 500 per day for each violation occurring after January 12, 2009;

7. Award Plaintiff its costs of this action; and

8. Grant such other relief as the Court deems just and proper.

Respectfully submitted,

/s/ JOHN C. CRUDEN
JOHN C. CRUDEN
Acting Assistant Attorney General
Environment and Natural Resources Division

/s/ MARK C. ELMER
MARK C. ELMER
Trial Attorney
Environmental Enforcement Section
Environment and Natural Resources Division
1961 Stout Street, 8th Floor
Denver, CO 80294
PHONE: (303) 844-1352
EMAIL: Mark.Elmer@usdoj.gov

MARIETTA PARKER
Acting United States Attorney
District of Kansas

/s/ DAVID ZIMMERMAN
DAVID ZIMMERMAN
Assistant United States Attorney
Kan. Fed. No. 23486
500 State Avenue, Suite 360
Kansas City, KS 66101
PHONE: (913) 551-6730
EMAIL: David.Zimmerman@usdoj.gov

OF COUNSEL:

JEFFREY A. KODISH
Attorney Advisor
U.S. Environmental Protection Agency
1595 Wynkoop Street (8MSU)
Denver, CO 80202

DANA M. SKELLEY
Associate Regional Counsel
U.S. Environmental Protection Agency
901 N. Fifth Street
Kansas City, KS 66101

REQUEST FOR PLACE OF TRIAL

Pursuant to D. Kan. Rule 40.2, Plaintiff United States of America requests that this action be placed on the docket for trial in Kansas City, Kansas.

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